Exhibit 33.1


                          ASSERTION OF COMPLIANCE WITH
                          APPLICABLE SERVICING CRITERIA


The Bank of New York, The Bank of New York Trust Company, N. A. and BNYM (Delaware) formerly known as The Bank of New York (Delaware) (collectively, the "Company") provides this platform-level assessment of compliance with the servicing criteria specified in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting initially required under the Securities Exchange Act of 1934, as amended) asset-backed securities issued on or after January 1, 2006 and like-kind transactions issued prior to January 1, 2006 that are subject to Regulation AB for which the Company provides trustee, securities administration or paying agent services, other than residential mortgage-backed securities and other mortgage-related asset-backed securities.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by the related transaction agreements as to any transaction, except as set forth in the column titled "Not Applicable To Platform" in Appendix 1 attached hereto.

With respect to applicable servicing criteria 1122(d)(2)(iii), 1122(d)(2)(vi) and 1122(d)(4)(vii), there were no activities performed during the Period with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Period:  Twelve months ended December 31, 2007 (the "Period").

With respect to the Platform and the Period, the Company provides the following assessment of compliance in respect of the Applicable Servicing Criteria:

1. The Company is responsible for assessing its compliance with the Applicable Servicing Criteria.

2. The Company has assessed compliance with the Applicable Servicing Criteria. In performing this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment, as of and for the Period, the Company has complied, in all material respects, with the Applicable Servicing Criteria other than as identified on Schedule A attached.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the Applicable Servicing Criteria as of and for the Period.

         The Bank of New York                   The Bank of New York
         The Bank of New York Trust             The Bank of New York Trust
          Company, N.A.                          Company, N.A.
         BNYM (Delaware) formerly known as
         The Bank of New York (Delaware)



                /s/Robert Griffin                     /s/Patrick J. Tadie
          ------------------------------       ---------------------------------
                Robert L. Griffin                     Patrick J. Tadie
                Authorized Officer                    Authorized Officer



                              The Bank of New York


                                /s/Samir Pandiri
                         -------------------------------
                                Samir Pandiri
                                Authorized Officer




Dated as of February 29, 2008


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


                                   SCHEDULE A

                      MATERIAL INSTANCES OF NON-COMPLIANCE


1122(d)(2)(i): Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt, or such other number of days specified in the transaction agreements.

With respect to collections received on assets relating to certain series of securities, such collections were not deposited into a segregated account for each specified series but rather were deposited into a general account held by the Company as Indenture Trustee (hereinafter referred to as the "Indenture Trustee") and remitted directly to the investors. All collections were properly allocated by the Indenture Trustee to the related series of securities and timely remitted to the investors in such series. The segregated account for each specified series was in existence prior to the time deposits were to be made into such account but such account was not utilized in all instances by the Indenture Trustee as stated above. Procedures have been in place and are currently being reinforced so that collections are deposited into the segregated account for each specified series within the applicable time frames and then remitted to the investors in such series all in accordance with the related transaction documents.


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

                                                                     APPENDIX 1


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                APPLICABLE TO        NOT APPLICABLE
REG AB REFERENCE                              SERVICING CRITERIA                                  PLATFORM            TO PLATFORM
------------------------------------------------------------------------------------------------------------------------------------
                                      General Servicing Considerations

------------------------------------------------------------------------------------------------------------------------------------
            1122(d)(1)(i)             Policies and procedures are instituted to monitor any
                                      performance or other triggers and events of default in           X
                                      accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      If any material servicing activities are outsourced to
            1122(d)(1)(ii)            third parties, policies and procedures are instituted to                               X
                                      monitor the third party's performance and compliance with
                                      such servicing activities.
------------------------------------------------------------------------------------------------------------------------------------
                                      Any requirements in the transaction agreements to maintain
            1122(d)(1)(iii)           a back-up servicer for the [pool assets] are maintained.                               X
------------------------------------------------------------------------------------------------------------------------------------
                                      A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
            1122(d)(1)(iv)            throughout the reporting period in the amount of coverage                              X
                                      required by and otherwise in accordance with the terms
                                      of the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------

                                      Cash Collection and Administration
------------------------------------------------------------------------------------------------------------------------------------
                                      Payments on [pool assets] are deposited into the
                                      appropriate custodial bank accounts and related bank
            1122(d)(2)(i)             clearing accounts no more than two business days following       X
                                      receipt, or such other number of days specified in the
                                      transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Disbursements made via wire transfer on behalf of an
            1122(d)(2)(ii)            obligor or to an investor are made only by authorized            X
                                      personnel.
------------------------------------------------------------------------------------------------------------------------------------
                                      Advances of funds or guarantees regarding collections,
                                      cash flows or distributions, and any interest or other
            1122(d)(2)(iii)           fees charged for such advances, are made, reviewed and           X
                                      approved as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      The related accounts for the transaction, such as cash
                                      reserve accounts or accounts established as a form of over
            1122(d)(2)(iv)            collateralization, are separately maintained (e.g., with         X
                                      respect to commingling of cash) as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                                      agreements. For purposes of this criterion, "federally
            1122(d)(2)(v)             insured depository institution" with respect to a foreign        X
                                      financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                                      Securities Exchange Act.
------------------------------------------------------------------------------------------------------------------------------------
                                      Unissued checks are safeguarded so as to prevent
            1122(d)(2)(vi)            unauthorized access.                                             X
------------------------------------------------------------------------------------------------------------------------------------
                                      Reconciliations are prepared on a monthly basis for all
                                      asset-backed securities related bank accounts, including
                                      custodial accounts and related bank clearing accounts.
                                      These reconciliations are (A) mathematically accurate;
                                      (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the
            1122(d)(2)(vii)           transaction agreements; (C) reviewed and approved by someone     X
                                      other than the person who prepared the reconciliation; and
                                      (D) contain explanations for reconciling items. These
                                      reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------





                                                                     APPENDIX 1


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                APPLICABLE TO        NOT APPLICABLE
REG AB REFERENCE                              SERVICING CRITERIA                                  PLATFORM            TO PLATFORM
------------------------------------------------------------------------------------------------------------------------------------

                                      Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
                                      Reports to investors, including those to be filed with
                                      the Commission, are maintained in accordance with the
                                      transaction agreements and applicable Commission
                                      requirements. Specifically, such reports (A) are prepared
            1122(d)(3)(i)             in accordance with timeframes and other terms set forth          X
                                      in the transaction agreements; (B) provide information
                                      calculated in accordance with the terms specified in the
                                      transaction agreements; (C) are filed with the Commission
                                      as required by its rules and regulations; and (D) agree
                                      with investors' or the trustee's records as to the total
                                      unpaid principal balance and number of [pool assets]
                                      serviced by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
                                      Amounts due to investors are allocated and remitted in
            1122(d)(3)(ii)            accordance with timeframes, distribution priority and            X
                                      other terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Disbursements made to an investor are posted within two
            1122(d)(3)(iii)           business days to the Servicer's investor records, or             X
                                      such other number of days specified in the transaction
                                      agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Amounts remitted to investors per the investor reports
            1122(d)(3)(iv)            agree with cancelled checks, or other form of payment, or        X
                                      custodial bank statements
------------------------------------------------------------------------------------------------------------------------------------

                                      Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
                                      Collateral or security on [pool assets] is maintained as
            1122(d)(4)(i)             required by the transaction agreements or related mortgage       X
                                      loan documents.
------------------------------------------------------------------------------------------------------------------------------------
                                      [pool asset] and related documents are safeguarded as
            1122(d)(4)(ii)            required by the transaction agreements                           X
------------------------------------------------------------------------------------------------------------------------------------
                                      Any additions, removals or substitutions to the asset
            1122(d)(4)(iii)           pool are made, reviewed and approved in accordance with          X
                                      any conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Payments on [pool assets], including any payoffs, made in
                                      accordance with the related [pool asset] documents are
                                      posted to the Servicer's obligor records maintained no more
            1122(d)(4)(iv)            than two business days after receipt, or such other number of    X
                                      days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related [pool asset] documents.
------------------------------------------------------------------------------------------------------------------------------------
                                      The Servicer's records regarding the [pool assets] agree with
            1122(d)(4)(v)             the Servicer's records with respect to an obligor's unpaid       X
                                      principal balance.
------------------------------------------------------------------------------------------------------------------------------------
                                      Changes with respect to the terms or status of an obligor's
                                      [pool assets] (e.g., loan modifications or re-agings) are
            1122(d)(4)(vi)            made, reviewed and approved by authorized personnel in                                 X
                                      accordance with the transaction agreements and related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------
                                      Loss mitigation or recovery actions (e.g., forbearance
                                      plans, modifications and deeds in lieu of foreclosure,
            1122(d)(4)(vii)           foreclosures and repossessions, as applicable) are initiated,    X
                                      conducted and concluded in accordance with the timeframes
                                      or other requirements established by the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------



                                                                   2


                                                                     APPENDIX 1


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                APPLICABLE TO        NOT APPLICABLE
REG AB REFERENCE                              SERVICING CRITERIA                                  PLATFORM            TO PLATFORM
------------------------------------------------------------------------------------------------------------------------------------
                                      Records documenting collection efforts are maintained
                                      during the period a [pool asset] is delinquent in
                                      accordance with the transaction agreements. Such records
                                      are maintained on at least a monthly basis, or such other
            1122(d)(4)(viii)          period specified in the transaction agreements, and describe                           X
                                      the entity's activities in monitoring delinquent [pool
                                      assets] including, for example, phone calls, letters and
                                      payment rescheduling plans in cases where delinquency is
                                      deemed temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------------------------------------
                                      Adjustments to interest rates or rates of return for
            1122(d)(4)(ix)            [pool assets] with variable rates are computed based on          X
                                      the related [pool asset] documents.
------------------------------------------------------------------------------------------------------------------------------------
                                      Regarding any funds held in trust for an obligor (such
                                      as escrow accounts): (A) such funds are analyzed, in
                                      accordance with the obligor's [pool asset] documents, on
                                      at least an annual basis, or such other period specified
                                      in the transaction agreements; (B) interest on such funds
            1122(d)(4)(x)             is paid, or credited, to obligors in accordance with                                   X
                                      applicable [pool asset] documents and state laws; and (C)
                                      such funds are returned to the obligor within 30 calendar
                                      days of full repayment of the related [pool assets], or
                                      such other number of days specified in the transaction
                                      agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Payments made on behalf of an obligor (such as tax or
                                      insurance payments) are made on or before the related
                                      penalty or expiration dates, as indicated on the
            1122(d)(4)(xi)            appropriate bills or notices for such payments, provided                               X
                                      that such support has been received by the Servicer at
                                      least 30 calendar days prior to these dates, or such
                                      other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Any late payment penalties in connection with any payment
                                      to be made on behalf of an obligor are paid from the Servicer's
            1122(d)(4)(xii)           funds and not charged to the obligor, unless the late                                  X
                                      payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------------------------------------
                                      Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the
            1122(d)(4)(xiii)          Servicer, or such other number of days specified in the                                X
                                      transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Delinquencies, charge-offs and uncollectible accounts are
            1122(d)(4)(xiv)           recognized and recorded in accordance with the transaction                             X
                                      agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                      Any external enhancement or other support, identified in
            1122(d)(4)(xv)            Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,       X
                                      is maintained as set forth in the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------



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